UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):             December 21, 2009

Fortress International Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-51426	20-2027651
(Commission File Number)	(IRS Employer Identification No.)

7226 Lee DeForest Drive, Suite 203, Columbia, MD	21046
(Address of Principal Executive Offices)	(Zip Code)

(410) 423-7438
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

The information contained in Item 2.01 of this Current Report on Form 8-K with respect to the sale of substantially all of the assets of Rubicon contemplated by the Purchase Agreement (as such terms are defined below) is hereby incorporated by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 21, 2009, Fortress International Group, Inc. (the “Company”) and its wholly-owned subsidiary, Rubicon Integration, LLC (“Rubicon”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Rubicon Acquisition Company, LLC, a Delaware limited liability (“Purchaser”).

Pursuant to the Purchase Agreement, Rubicon agreed to sell to Purchaser substantially all of the assets of Rubicon, including certain liabilities, for an aggregate consideration of (i) $1,000,000 in cash, subject to certain adjustment to be determined within 60 days of the closing,  (ii) $235,714.32, by means of Purchaser’s assumption of the Company’s obligation for payment of an outstanding promissory note, dated May 22, 2009, (iii) $104,711 by means of Purchaser’s assumption of Rubicon’s obligation for payment of certain bonus payments earned by James Embley, William Pirrone and Eric Holzworth pursuant to their respective employment agreements, (iv) a promissory note issued by Purchaser to Rubicon in the amount of $534,574.69, plus 4.0% interest accruing annually, payable in equal monthly installments over an eighteen-month period commencing on April 21, 2010, four months after the closing of the Purchase Agreement, and guaranteed by each of James Embley, William Pirrone and Eric Holzworth, and (v) additional earn-out amounts, contingent upon the performance of certain projects following the closing.

The consummation of the Purchase Agreement is subject to certain closing conditions, including, obtaining certain approvals and consents. There can be no assurance that the closing conditions will be met and that the Purchase Agreement will be consummated.

Item 8.01. Other Events.

On December 22, 2009, the Company issued a press release announcing the execution of the Purchase Agreement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Document
10.1	Asset Purchase Agreement, dated as of December 21, 2009, by and among Rubicon Integration, LLC, Fortress International Group, Inc. and Rubicon Acquisition Company, LLC
99.1	Press release, dated December 22, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress International Group, Inc.

Date: December 22, 2009	By:	/s/ Timothy C. Dec
Timothy C. Dec
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Asset Purchase Agreement, dated as of December 21, 2009, by and among Rubicon Integration, LLC, Fortress International Group, Inc. and Rubicon Acquisition Company, LLC
99.1	Press release, dated December 22, 2009